Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
Note 13 – Discontinued operations

A.
During December 2009 the Company and MCT entered into an assets purchase agreement with SMARTRAC for the sale of certain assets and production intellectual property (IP) relating to inlay production from the Company and MCT, for a total purchase price of Euro 8,500 (approximately $12,253) to be paid in cash, whereof Euro 5,000 were paid during 2009 and the balance of Euro 3,500 was paid in eight equal quarterly installments starting the first quarter of 2010 until the fourth quarter of 2011. Accordingly, assets and liabilities related to the discontinued operations are presented separately in the balance sheets and were disposed of in 2010. The results from these operations and the cash flows for the reporting periods are presented in the statements of operations and in the statements of cash flow, respectively, as discontinued operations separately from continuing operations.

B.	Set forth below are details of liabilities related to discontinued operations:

	As of December 31
	2010	2011
Liabilities
Accrued expenses	$689	$150

The Company expects to pay the remaining liabilities during 2012.

C.	Set forth below are the results of the discontinued operations:

	Year ended December 31
	2009	2010	2011

Revenues	$6,720	$1,331	-
Expenses	(14,798)	(3,701)	-
Other loss	-	(922)	-

Results of the discontinued operations	$(8,078)	$(3,292)	$-

Expenses above are not a result of continuing involvement in the operations, rather expenses due to certain remaining contractual obligations. 'Other loss' represents loss from sale of the operations.